Exhibit 99.1

AEGION

Stronger. Safer. Infrastructure.

Third Quarter 2018 Earnings

October 31, 2018

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially. Information regarding the impacts of the Tax Cuts and Jobs Act is based on our current calculations, as well as our current interpretations, assumptions and expectations, which are subject to further change.

About Non-GAAP Financial Measures

Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. he adjusted earnings per share in the quarters and nine-month periods ended September 30, 2018 and 2017 exclude charges related to the Company's restructuring efforts, acquisition and divestiture-related activities, credit facility amendment fees, goodwill impairment, definite-lived intangible asset impairment and impacts related to the Tax Cuts and Jobs Act.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Insituform®, Fyfe®, Fusible PVC®, Tite Liner®, Stronger. Safer. Infrastructure.® and our other trademarks referenced herein and the associated logos are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Q3'18 Key Messages

1. *Q3'18 Adjusted EPS Up >40% Over Prior Year; Highest Adjusted Quarterly Result in Nearly Two Years*
2. *End Markets Remain Strong*
3. *Targeting Adjusted EPS Growth of 15% to 20% in 2018*
4. *Exiting Multiple Additional International Businesses; Focused on Optimization and Organic Growth in Core Markets*



Restructuring Initiatives Update

Completed Actions

- Exited North America Non-Pipe Contract Application of Tyfo® System
- Addressed North America Cathodic Protection Underperformance
- Reduced Earnings Volatility Through August 2018 Bayou Divestiture

Remaining Activities

- Completing Exit of Denmark & Australia CIPP Contracting Operations; In Discussions with Prospective Buyers
- Exiting Multiple Additional International Businesses
- Taking Steps to Further Optimize North America Businesses

*Taking actions to ensure we are doing business in the **right markets** with the **right operating models**, **risk profiles** and **financial returns** to deliver **long-term shareholder value***



Return on Invested Capital
Earnings Stability
Cash Flow Generation
Portfolio Assessment Criteria
Market Risk
Operating Leverage
Operational Risk

2018 Outlook & Catalysts for Growth: Infrastructure Solutions

Infrastructure Solutions Contract Backlog


$ million USD
$358.5
$343.0
-4.3%
9/30/17
9/30/18

- Backlog decline driven by exit of Fyfe North America structural business and lower international backlog from exited or to be exited international businesses
- North America CIPP backlog grew 2%

2018 Outlook

- Revenues expected to be flat to slightly down from FY'17 record levels, impacted by unfavorable project mix and weather impacts in 1H'18
- Adjusted operating margins expected to be on par to slightly improved from FY'17

Catalysts for Growth

- Further penetration into pressure pipe market; Strong demand for Fusible PVC® products year to date
- Technological differentiation within wastewater business; Pursuing growth of UV curing with felt liner installation
- State Revolving Funds (SRF) recent 2019 approvals include 21% and 35% funding increase for clean water and drinking water projects, respectively, indicating healthy growth trends for our wastewater and pressure pipe outlook



Insituform® CIPP Tyfo® system Fusible PVC® pipe

AEGION
Stronger. Safer. Infrastructure.

2018 Outlook & Catalysts for Growth: Corrosion Protection

Corrosion Protection Contract Backlog


$ million USD
$174.0 (1)
$136.7
-21.4%
9/30/17
9/30/18

- Backlog decline primarily due to the roll off of nearly $30 million in work performed on the international robotic coating projects
- Cathodic protection backlog down nearly 10% from the prior year due to a lack of large construction projects that were in backlog in the prior year

(1) Excludes $16.7 million related to Bayou

2018 Outlook

- Revenues expected to decline approximately 15% from FY'17, reflecting the lost contribution from the large deepwater project; Excluding the large project, revenues are projected to increase 5% to 10%, declining from previous guidance due to top-line weakness within cathodic protection
- Adjusted operating margins are expected to be between 3.5% and 4%

Catalysts for Growth

- Continued commercialization of asset integrity management system, creating a multiplier effect for other cathodic protection capabilities including inspection, engineering, installation and remediation
- Successful execution of Middle East contracts continues to bolster project opportunities in the region



Cathodic Protection Services



Tite Liner® system



Robotic Interior Weld Coating

AEGION
Stronger. Safer. Infrastructure.®

2018 Outlook & Catalysts for Growth: Energy Services

Energy Services Contract Backlog*



$213.0
$191.0
$ million USD
-10.3%
9/30/17
9/30/18

- Contract backlog as of September 30, 2018 declined 10% from the prior year, primarily driven by the roll off of more than $30 million related to refinery maintenance agreements with two large customers expected to be renewed in Q4'18

**Represents estimated unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.*

2018 Outlook

- Energy Services is expected to deliver mid- to upper single digit revenue growth in FY'18
- Operating margins are expected to be approximately 2.5 percent, approximately 50 basis points higher than FY'17 levels

Catalysts for Growth

- Final refinery labor transitions expected to be completed by year end, which are expected to result in savings related to reducing overheads that were necessary to manage the transitions over the last two years
- Recent $3 million acquisition of P2S, a specialty turnaround contractor, provides expertise, equipment and relationships to expand turnaround service offerings in 2019 and beyond
- Continuing to expand additional service offerings in safety, mechanical maintenance, electrical and instrumentation maintenance, scaffolding services and small cap construction activities







Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

Q3’18 Consolidated Financial Highlights

Adjusted EPS
(Aegion Consolidated)[1]


$0.32
$0.45
Q3'17
Q3'18

Adjusted EPS more than 40% above prior year, driven by:

- Exceptional execution on multiple coating services projects in the U.S. and Middle East
- Ongoing improvements from restructured businesses
- Reduction in operating expenses of more than $5 million
- Partly offset by unfavorable Infrastructure Solutions’ project mix and lower cathodic protection revenues

P&L Highlights
(Aegion Consolidated)[1]

	Q3’17	Q3’18
Revenues	$341.9M	$339.7M
Adjusted Gross Profit	$73.4M	$73.4M
Adjusted Gross Profit Margin	21.5%	21.6%
Adjusted Operating Income	$19.8M	$25.0M
Adjusted Operating Margin	5.8%	7.4%

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION
Stronger. Safer. Infrastructure.

Q3’18 Results Overview: Infrastructure Solutions

Revenues
in USD millions


$174.2
$155.7
-10.6%
Q3'17
Q3'18

Adjusted Gross Margins[1]


23.6%
24.6%
+100 bps
Q3'17
Q3'18

Adjusted Operating Margins[1]


9.8%
10.7%
+90bps
Q3'17
Q3'18

- Revenues of $156 million declined 11% from Q3’17 primarily due to unfavorable mix within North America CIPP
- Year to date, revenues are on par with the prior year, driven by crew expansion in North America CIPP and sharply higher demand for Fusible PVC® products that offset a more than $10 million decline related to the exit of the Fyfe North America structure business

- Adjusted margin increases driven by significant improvements at restructured businesses as well as stronger Fusible PVC ® sales that offset a nearly 200 basis point decline related to a $4 million royalty settlement recorded in Q3’17 and unfavorable North America CIPP project mix
- Strong margin performance despite more than $1 million in adjusted losses from Denmark and Australia in Q3’18

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

Q3'18 Results Overview: Corrosion Protection

Revenues
in USD millions



$105.6
$102.3
+3.3%
Q3'17
Q3'18

- Revenues grew 3 percent, primarily due to work executed on the large Middle East coating projects, offsetting declines in cathodic protection due to a lack of large construction projects and continued customer-driven delays in timing of work releases for Tite Liner® projects

Adjusted Gross Margins[1]



22.6%
25.5%
+290 bps
Q3'17
Q3'18

Adjusted Operating Margins[1]



7.8%
1.3%
+650bps
Q3'17
Q3'18

- Significant adjusted margin improvement driven by favorable execution on coating projects as well as reduced operating expenses
- Cathodic protection year-to-date adjusted gross margin improvement of more than 400 basis points, led by improvements in project execution across multiple key revenue streams

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION
Stronger. Safer. Infrastructure.

Q3'18 Results Overview: Energy Services

Revenues

in USD millions


$65.4
$78.4
+19.8%
Q3'17
Q4'18

- Revenues increased 20 percent from the prior year due to significant increases in maintenance and construction activities, offsetting expected declines in turnarounds following Q1'18 strength

Gross Margins


14.0%
10.4%
-360bps
Q3'17
Q3'18

Adjusted Operating Margins[1]


2.2%
-200bps
0.2%
Q3'17
Q3'18

- Margin decline due to isolated project challenges on a large lump-sum construction project in the quarter
- Seeking additional cost recovery on the project, which could favorably impact Q4'18 and offset some of the Q3'18 weakness

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION
Stronger. Safer. Infrastructure.

Cash Flow & Capital Allocation

2018 Cash Sources & Uses

in USD millions



$109
$14
$38
$39
$22
$19
$9
$3
$69
12/31/17
Operating Cash Flow
Sale of Bayou
Net Debt Repayments
Capital Expenditures
Share Buybacks
Acquisitions
Other
9/30/18

- Cash used year to date to fund capital expenditures, share buybacks and two small asset acquisitions, ending the quarter with $69 million in cash
- $38 million in Bayou divestiture proceeds used toward debt repayment

Capital Allocation Priorities for 2018



Strong Cash Flow
Debt Repayment
Targeting leverage less than 3x
Capital Spend
Expect 2018 capex of $25 - $30M
Share Repurchases
Approved for $30M in FY'18; Actuals based on market price
M&A
Targeting organic growth; Will employ disciplined approach to drive value

AEGION
Stronger. Safer. Infrastructure.

2018 Outlook Items

Consolidated Revenues

Expect total revenues to decline 1% to 3% from 2017's record results, nearly offsetting the loss of nearly $95 million in top-line contribution from the large deepwater project, which was substantially completed in 2017

Adjusted Gross Margins & Adjusted Operating Margins

Expect adjusted margins to be on par with the prior year

Adjusted Operating Expense

2018 adjusted operating expense as a percent of consolidated revenues expected to be approximately 15.5%

Interest Expense

2018 interest expense expected to be $14.0 to $14.5 million, reflecting lower expected debt levels

Adjusted Effective Tax Rate

2018 full-year adjusted effective tax rate is expected to be 23% to 24%, benefitting from 2017 U.S. tax reform

Non-Controlling Interest

Expect income attributable to non-controlling interests of $1 million, reflecting earnings expectations for joint ventures

2017 Restructuring Costs

Expect total restructuring costs and related impairment charges of $130 million for actions 1) announced in August 2017 and 2) associated with the decisions to divest the Australia and Denmark CIPP businesses.

Total charges related to further announced actions to exit additional multiple international locations and optimize operations within North America are expected to be approximately $25 million, including cash charges of $8 to $10 million.

Appendix

Aegion Q3'18 and YTD'18 Financial Summary

Selected financial results for the quarters and nine months ended September 30, 2018 and 2017 – Adjusted[1] (non-GAAP)

(in USD thousands, except margins and per share information)	Q3'18	Q3'17	Change	YTD'18	YTD'17	Change
Revenues	$ 339,679	$ 341,872	(0.6)%	$ 999,570	$ 1,021,520	(2.1)%
Adjusted Gross Profit	73,378	73,442	(0.1)%	205,935	220,778	(6.7)%
Adjusted Gross Margin	*21.6 %*	*21.5 %*	*10 bp*	*20.6 %*	*21.6 %*	*-100 bp*
Adjusted Operating Income	25,010	19,828	26.1 %	52,031	56,258	(7.5)%
Adjusted Operating Margin	*7.4 %*	*5.8 %*	*160 bp*	*5.2 %*	*5.5 %*	*-30 bp*
Segment Adjusted Operating Income						
Infrastructure Solutions	$ 16,660	$ 17,048	$ (388)	$ 32,231	$ 31,572	$ 659
Corrosion Protection	8,187	1,323	6,864	14,883	19,829	(4,946)
Energy Services	163	1,457	(1,294)	4,917	4,857	60
Adjusted Net Income (Attributable to Aegion Corporation)	$ 14,918	$ 10,628	40.4 %	$ 30,172	$ 27,894	8.2 %
Adjusted Diluted Earnings per Share (Attributable to Aegion Corporation)	$ 0.45	$ 0.32	43.2 %	$ 0.91	$ 0.82	11.5 %

[1] *Adjusted financial results are defined as GAAP results excluding certain items (non-GAAP). See reconciliation to GAAP in the following pages.*

AEGION
Stronger. Safer. Infrastructure.

Q3'18 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Tax Cuts and Jobs Act (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 267,006	$ (705)	$ —	$ —	$ 266,301
Gross Profit	72,673	705	—	—	73,378
Operating Expenses	51,386	(3,018)	—	—	48,368
Goodwill Impairment	1,389	(1,389)	—	—	—
Definite-lived Intangible Asset Impairment	870	(870)	—	—	—
Acquisition and Divestiture Expenses	4,800	—	(4,800)	—	—
Restructuring and Related Charges	1,219	(1,219)	—	—	—
Operating Income	13,009	7,201	4,800	—	25,010
Other Expense	(9,281)	222	8,729	—	(330)
Income (Loss) before Taxes	(12)	7,423	13,529	—	20,940
Taxes (Benefit) on Income (Loss)	(153)	597	3,454	1,536	5,434
Net Income	141	6,826	10,075	(1,536)	15,506
Net Income (Loss) (attributable to Aegion Corporation)	$ (447)	$ 6,826	$ 10,075	$ (1,536)	$ 14,918
Diluted Earnings (Loss) per Share	$ (0.01)	$ 0.21	$ 0.30	$ (0.05)	$ 0.45

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $705 primarily related to inventory obsolescence; (ii) pre-tax restructuring charges for operating expenses of $3,018 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax goodwill and definite-lived intangible asset impairment charges of $1,389 and $870, respectively, related to the restructured operations in Denmark; (iv) pre-tax restructuring and related charges of $1,219 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $222 related to the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expenses of $4,800 incurred in connection with the Company's divestiture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, and the planned divestitures of the CIPP operations in Australia and Denmark; and (ii) an $8,729 loss on the divestiture of Bayou.

(3) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

AEGION
Stronger. Safer. Infrastructure.

Q3'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Operating Expenses	$ 54,872	$ (1,258)	$ -	$ -	$ 53,614
Goodwill Impairment	45,390	-	(45,390)	-	-
Definite-lived Intangible Asset Impairment	41,032	-	(41,032)	-	-
Acquisition and Divestiture Expenses	1,980	-	-	(1,980)	-
Restructuring and Related Charges	5,439	(5,439)	-	-	-
Operating Income (Loss)	(75,271)	6,697	86,422	1,980	19,828
Income (Loss) before Taxes	(79,998)	6,697	86,422	1,980	15,101
Taxes (Benefit) on Income (Loss)	(5,954)	959	9,214	800	5,019
Net Income (Loss)	(74,044)	5,738	77,208	1,180	10,082
Net Income (Loss) (attributable to Aegion Corporation)	$ (73,498)	$ 5,738	$ 77,208	$ 1,180	$ 10,628
Diluted Earnings (Loss) per Share	$ (2.23)	$ 0.17	$ 2.34	$ 0.04	$ 0.32

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $1,258 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions Q3'18 and Q3'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2018			Quarter Ended September 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 155,681	$ -	$ 155,681	$ 174,161	$ -	$ 174,161
Cost of Revenues	117,546	(138)	117,408	132,972	15	132,987
Gross Profit	38,135	138	38,273	41,189	(15)	41,174
Gross Profit Margin	*24.5%*		*24.6%*	*23.6%*		*23.6%*
Operating Expenses	24,078	(2,465)	21,613	25,284	(1,158)	24,126
Goodwill Impairment	1,389	(1,389)	-	45,390	(45,390)	-
Definite-lived Intangible Asset Impairment	870	(870)	-	41,032	(41,032)	-
Acquisition and Divestiture Expenses	216	(216)	-	118	(118)	-
Restructuring and Related Charges	1,184	(1,184)	-	3,390	(3,390)	-
Operating Income (Loss)	$ 10,398	$ 6,262	$ 16,660	$ (74,025)	$ 91,073	$ 17,048
Operating Margin	*6.7%*		*10.7%*	*-42.5%*		*9.8%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the planned divestitures of the CIPP businesses in Australia and Denmark.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

Corrosion Protection Q3'18 and Q3'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2018			Quarter Ended September 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 105,624	$ -	$ 105,624	$ 102,276	$ -	$ 102,276
Cost of Revenues	79,213	(567)	78,646	79,213	(15)	79,198
Gross Profit	26,411	567	26,978	23,063	15	23,078
Gross Profit Margin	*25.0%*		*25.5%*	*22.5%*		*22.6%*
Operating Expenses	19,344	(553)	18,791	21,855	(100)	21,755
Acquisition and Divestiture Expenses	4,569	(4,569)	-	1,862	(1,862)	-
Restructuring and Related Charges	35	(35)	-	2,049	(2,049)	-
Operating Income (Loss)	$ 2,463	$ 5,724	$ 8,187	$ (2,703)	$ 4,026	$ 1,323
Operating Margin	*2.3%*		*7.8%*	*-2.6%*		*1.3%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory obsolescence and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business.

AEGION
Stronger. Safer. Infrastructure.

Energy Services Q3'18 and Q3'17 Non-GAAP Reconciliation

(in USD thousands)	Quarter Ended September 30, 2018			Quarter Ended September 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 78,374	$ -	$ 78,374	$ 65,435	$ -	$ 65,435
Cost of Revenues	70,247	-	70,247	56,245	-	56,245
Gross Profit	8,127	-	8,127	9,190	-	9,190
Gross Profit Margin	*10.4%*		*10.4%*	*14.0%*		*14.0%*
Operating Expenses	7,964	-	7,964	7,733	-	7,733
Acquisition-Related Expenses	15	(15)	-	-	-	-
Operating Income	$ 148	$ 15	$ 163	$ 1,457	$ -	$ 1,457
Operating Margin	*0.2%*		*0.2%*	*2.2%*		*2.2%*

(1) Includes non-GAAP adjustments related to expenses incurred in connection with the acquisition of Plant Performance Services, LLC.

AEGION
Stronger. Safer. Infrastructure.

YTD'18 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Credit Facility Fees (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 794,340	$ (705)	$ -	$ -	$ -	$ 793,635
Gross Profit	205,230	705	-	-	-	205,935
Operating Expenses	161,750	(7,846)	-	-	-	153,904
Goodwill Impairment	1,389	(1,389)	-	-		-
Definite-lived Intangible Asset Impairment	870	(870)	-	-		-
Acquisition and Divestiture Expenses	6,024	-	(6,024)	-	-	-
Restructuring and Related Charges	4,548	(4,548)	-	-	-	-
Operating Income	30,649	15,358	6,024	-	-	52,031
Interest Expense	(13,236)	-	-	1,789	-	(11,447)
Other Expense	(10,049)	222	8,729	-	-	(1,098)
Income before Taxes	7,603	15,580	14,753	1,789	-	39,725
Taxes on Income	1,740	1,618	3,729	472	1,536	9,095
Net Income	5,863	13,962	11,024	1,317	(1,536)	30,630
Net Income (attributable to Aegion Corporation)	$ 5,405	$ 13,962	$ 11,024	$ 1,317	$ (1,536)	$ 30,172
Diluted Earnings per Share	$ 0.16	$ 0.43	$ 0.33	$ 0.04	$ (0.05)	$ 0.91

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $705 primarily related to inventory obsolescence; (ii) pre-tax restructuring charges for operating expenses of $7,846 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax goodwill and definite-lived intangible asset impairment charges of $1,389 and $870, respectively, related to the restructured operations in Denmark; (iv) pre-tax restructuring and related charges of $4,548 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $222 related to the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expenses of $6,024 incurred in connection with the Company's divestiture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, and the planned divestitures of the CIPP operations in Australia and Denmark; and (ii) an $8,729 loss on the divestiture of Bayou.

(3) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

YTD'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 800,898	$ (156)	$ -	$ -	$ 800,742
Gross Profit	220,622	156	-	-	220,778
Operating Expenses	165,812	(1,292)	-	-	164,520
Goodwill Impairment	45,390	-	(45,390)	-	-
Definite-lived Intangible Asset Impairment	41,032	-	(41,032)	-	-
Acquisition and Divestiture Expenses	2,513	-	-	(2,513)	-
Restructuring and Related Charges	5,439	(5,439)	-	-	-
Operating Income	(39,564)	6,887	86,422	2,513	56,258
Income (Loss) before Taxes	(53,054)	6,887	86,422	2,513	42,768
Taxes on Income (Loss)	1,144	1,194	9,214	908	12,460
Net Income (Loss)	(54,198)	5,693	77,208	1,605	30,308
Net Income (Loss) (attributable to Aegion Corporation)	$ (56,612)	$ 5,693	$ 77,208	$ 1,605	$ 27,894
Diluted Earnings (Loss) per Share	$ (1.70)	$ 0.17	$ 2.30	$ 0.05	$ 0.82

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $1,292 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $5,439 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions YTD'18 and YTD'17 Non-GAAP Reconciliation

(in USD thousands)	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 450,840	$ -	$ 450,840	$ 451,340	$ -	$ 451,340
Cost of Revenues	350,047	(138)	349,909	344,537	(141)	344,396
Gross Profit	100,793	138	100,931	106,803	141	106,944
Gross Profit Margin	*22.4%*		*22.4%*	*23.7%*		*23.7%*
Operating Expenses	74,475	(5,775)	68,700	76,564	(1,192)	75,372
Goodwill Impairment	1,389	(1,389)	-	45,390	(45,390)	-
Definite-lived Intangible Asset Impairment	870	(870)	-	41,032	(41,032)	-
Acquisition and Divestiture Expenses	535	(535)	-	651	(651)	-
Restructuring and Related Charges	3,961	(3,961)	-	3,390	(3,390)	-
Operating Income (Loss)	$ 19,563	$ 12,668	$ 32,231	$ (60,224)	$ 91,796	$ 31,572
Operating Margin	*4.3%*		*7.1%*	*-13.3%*		*7.0%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the planned divestitures of the CIPP businesses in Australia and Denmark.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

AEGION
Stronger. Safer. Infrastructure.

Corrosion Protection YTD'18 and YTD'17 Non-GAAP Reconciliation

(in USD thousands)	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 300,118	$ -	$ 300,118	$ 353,381	$ -	$ 353,381
Cost of Revenues	225,594	(567)	225,027	266,718	(15)	266,703
Gross Profit	74,524	567	75,091	86,663	15	86,678
Gross Profit Margin	*24.8%*		*25.0%*	*24.5%*		*24.5%*
Operating Expenses	62,279	(2,071)	60,208	66,949	(100)	66,849
Acquisition and Divestiture Expenses	5,474	(5,474)	-	1,862	(1,862)	-
Restructuring and Related Charges	587	(587)	-	2,049	(2,049)	-
Operating Income	$ 6,184	$ 8,699	$ 14,883	$ 15,803	$ 4,026	$ 19,829
Operating Margin	*2.1%*		*5.0%*	*4.5%*		*5.6%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory obsolescence and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business.

AEGION
Stronger. Safer. Infrastructure.

Energy Services YTD'18 and YTD'17 Non-GAAP Reconciliation

(in USD thousands)	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 248,612	$ -	$ 248,612	$ 216,799	$ -	$ 216,799
Cost of Revenues	218,699	-	218,699	189,643	-	189,643
Gross Profit	29,913	-	29,913	27,156	-	27,156
Gross Profit Margin	*12.0%*		*12.0%*	*12.5%*		*12.5%*
Operating Expenses	24,996	-	24,996	22,299	-	22,299
Acquisition-Related Expenses	15	(15)	-	-	-	-
Operating Income	$ 4,902	$ 15	$ 4,917	$ 4,857	$ -	$ 4,857
Operating Margin	*2.0%*		*2.0%*	*2.2%*		*2.2%*

(1) Includes non-GAAP adjustments related to expenses incurred in connection with the acquisition of Plant Performance Services, LLC.

AEGION
Stronger. Safer. Infrastructure.